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                CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions

"Financial Highlights", "Shareholders Services - Statements and

Reports" and "General Information - Independent Auditors" and to

the use of our report dated September 7, 2001, which is

incorporated by reference in this Registration Statement (Form N-

1A Nos. 2-25364 and 811-01415) of Alliance Global Small Cap Fund,

Inc.





ERNST & YOUNG LLP


New York, New York
October 25, 2001




























00250176.AR3